EXHIBIT 10.10

April 24, 2015

BAM Administrative Services LLC
1370 Avenue of the Americas, 32nd Floor
New York, New York 10019
Attention:  Daniel Saks

HEARTLAND Bank
One Information Way, Suite 300
Little Rock, AR 72202
Attn:  Greg White

RJ Credit LLC
250 West 55th Street, 14th Floor
New York, New York 10019
Attention:  David Steinberg

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:  Eliezer M. Helfgott, Esq.

Re:	Consent and Agreement

Dear Messrs. Saks, White and Steinberg:

Reference is made to that certain Note Purchase Agreement, dated March 7, 2014 (the “NPA”), by and among BRe BCLIC Primary, BRe BCLIC Sub, BRe WNIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, Heartland Bank and RJ Credit LLC (collectively, the “Purchasers”), BAM Administrative Services LLC, as agent for the Investors (the “Agent”), and PEDEVCO Corp. (the “Company”).  On March 19, 2015, BRe WNIC 2013 LTC Primary transferred a portion of its Note to HEARTLAND Bank (collectively with the Purchasers, the “Investors”).  To the extent not defined herein, capitalized terms shall have the meaning ascribed to them in the NPA.

The undersigned Investors hereby agree to defer (the “Principal Deferred”) until the applicable Maturity Date (as defined in each Note) all mandatory principal payments that are otherwise due and payable by the Company to the Investors in the months of May 2015 and June 2015 pursuant to Section 3.2 of the Notes (such waived principal prepayments, the “Deferred Principal Amount”), which Deferred Principal Amount shall solely be used by the Company to renew, extend, re-lease or otherwise acquire leases which shall be Collateral subject to the NPA.  In consideration of each Investors’ willingness to defer the Deferred Principal Amount as described above, the Company shall pay to each Investor (other than RJ Credit LLC (“RJC”)), on or prior to July 31, 2015 (the “Recapitalization Date”) a non-refundable, fully earned fee in an amount equal to the Deferred Principal Amount, as determined pursuant to Section 3.2 of such Investor’s Note (the “Deferral Fee”).  Unless otherwise paid in cash in full on or prior to the Recapitalization Date, the Deferral Fee owing to each Investor shall be automatically capitalized and added as principal due under each such Investor’s respective Note on the Recapitalization Date and payable on the Maturity Date thereof; provided, that, in the event that all Obligations outstanding under the Notes are indefeasibly paid in full prior to the Recapitalization Date (a “Payoff Date”), the Investors shall each be deemed hereunder to have automatically, and without any required further action by any party, waived and forgiven the payment of Deferral Fee in its entirety as of such Payoff Date.  For the avoidance of doubt, no interest shall accrue with respect to the Deferral Fee until such time as the Deferral Fee is capitalized as principal due under the Notes as described above.

RJC hereby further agrees to defer (the “Interest Deferral”) any and all interest due and payable by the Company to RJC in May 2015 and June 2015 pursuant to (i) that certain Senior Secured Promissory Note, dated March 7, 2014, issued by the Company to RJC, and (ii) that certain Note and Security Agreement, dated April 10, 2014, as amended on February 23, 2015, issued by the Company to RJC (each, an “RJC Note,” and together, the “RJC Notes”, and such waived interest payments, the “Deferred Interest Amount”), which Deferred Interest Amount shall solely be used by the Company to renew, extend, re-lease or otherwise acquire leases which shall be Collateral subject to the NPA.  Unless otherwise agreed in writing by RJC and the Company, in the event the Company does not pay to RJC the Waived Interest Amount in full by the Recapitalization Date, the Waived Interest Amount corresponding to each RJC Note shall be capitalized and added as principal due under each RJC Note, respectively, on such date, and payable on the Maturity Date thereof.  For the avoidance of doubt, no interest or other fees shall be due or owing with respect to the Waived Interest Amount, with interest only accruing on such Waived Interest Amount once it is capitalized and added as principal due under the RJC Notes upon the Recapitalization Date.

As additional consideration for the Investors agreeing to the terms described herein, on the earlier to occur of the Recapitalization Date or the Payoff Date (regardless of whether the Obligations under the Notes have been indefeasibly paid in full), and subject to NYSE MKT additional listing approval, the Company shall issue to each Investor a warrant (each, a “Warrant”) with a three (3) year term (the “Term”) immediately exercisable during such Term at a price of $1.50 per share for a number of shares of common stock of the Company (the “Warrant Shares”) equal to (i) the aggregate total of Deferred Principal Amount plus any and all Deferred Interest Amount deferred by each such respective Investor, divided by (ii) $1.50, rounded up to the nearest whole share, pursuant to the form of Warrant attached hereto as Exhibit A.  The Company hereby agrees to use its reasonable best efforts to obtain NYSE MKT additional listing approval with respect to the Warrant Shares as promptly as possible following the date that the number of Warrant Shares is determined and to further provide the Agent upon its request all copies of all correspondence and other documentation submitted by the Company in support of its efforts to secure such listing approval of the Warrant Shares (the “Listing Covenant”).  In the event that the NYSE MKT does not approve the additional listing of the Warrant Shares and the Agent shall reasonably determine that the Company shall have failed to use its reasonable best efforts to satisfy the Listing Covenant above, an Event of Default under the NPA and the Notes shall automatically arise thirty (30) days following the Company’s receipt of written notice of such breach; provided that the Company shall not have cured such breach within such thirty (30) day period.

The Investors hereby consent and agree that neither the Principal Deferral nor the Interest Deferral as contemplated and described hereunder shall give rise to a breach or an event of default under the NPA, the Notes (including the RJC Notes), or any other Transaction Documents, or otherwise trigger any right to prepayment under the NPA, the Notes (including the RJC Notes), or any of the other Transaction Documents. Except as described in the immediately preceding sentence, nothing contained herein shall (a) limit in any manner whatsoever the Company’s obligation to comply with, and each Investors’ right to insist on the Company’s compliance with, each and every term of each Note, the NPA and each other Transaction Document, or (b) constitute a waiver of any event of default or any right or remedy available to any Investor, or of the Company’s or any other person’s obligation to pay and perform all of its obligations, in each case whether arising under the Notes, the NPA or any other Transaction Document, applicable law and/or in equity, all of which rights and remedies howsoever arising are hereby expressly reserved, are not waived and may be exercised by Investors at any time, and none of which obligations are waived.

The Company hereby represents and warrants to the Agent and each of the Investors that on the date hereof and after giving effect to this Consent and Agreement, (i) each of the representations and warranties of the Company and the Subsidiaries in the NPA and the other Transaction Documents are and shall be true and correct in all material respects, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date and (ii) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of this Consent and Agreement.

Except as specifically set forth herein, all terms and conditions of the NPA, the Notes, the RJC Notes and other Transaction Documents shall remain in full force and effect.

Regards,

/s/ Clark R. Moore
Clark R. Moore
Executive Vice President and General Counsel
PEDEVCO Corp.

Consented and Agreed:

BAM ADMINISTRATIVE SERVICES LLC

By:  /s/ Daniel Saks

Name:  Daniel Saks

Title:  President

Date:  April __, 2015

BRE BCLIC PRIMARY

By:  /s/ David B. Young

Name:  David B. Young

Title:  Vice President

Date:  April __, 2015

BRE BCLIC SUB

By:  /s/ David B. Young

Name:  David B. Young

Title:  Vice President

Date:  April __, 2015

BRE WNIC 2013 LTC PRIMARY

By:  /s/ David B. Young

Name:  David B. Young

Title:  Vice President

Date:  April __, 2015

BRE WNIC 2013 LTC SUB

By:  /s/ David B. Young

Name:  David B. Young

Title:  Vice President

Date:  April __, 2015

HEARTLAND BANK

By:  /s/ Phil Thomas                                           `

Name:  Phil Thomas

Title:  EVP/CLO

Date:  April __, 2015

RJ CREDIT LLC

By:  /s/ David Steinberg

Name:  David Steinberg

Title:  Authorized Signatory

Date:  April __, 2015